UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2017

Item #1. Reports to Stockholders.

INDEX	Clifford Capital Partners Fund

Annual Report to Shareholders

CLIFFORD CAPITAL PARTNERS FUND

For the Year Ended September 30, 2017

Clifford Capital Partners Fund

Annual Report Commentary – October 1, 2016 through September 30, 2017

We hope that you are all doing well and will enjoy a wonderful Holiday season. We are grateful for your investment in the Clifford Capital Partners Fund (“the Fund”) and thank you for your support.

Invitation to Visit the Fund Website at www.cliffordcapfund.com.
We desire to communicate with all shareholders, including those of you who may have purchased the Fund through brokerage accounts, where we often cannot reach you directly. As such, we invite you to bookmark the Fund website, where you may find our most recent commentary and other information relevant to the Fund. In addition to quarterly reports, we may post additional commentary that we hope You’ll find instructive for your investment in the Fund.

		3-Year	Total Return	Average Annual
	One-Year	Average	Since Inception	Return
	Return	Annual Return	(01/30/14)	Since Inception

Institutional Class (CLIFX)	12.62%	10.85%	53.91%	12.47%
Investor Class (CLFFX)	12.30%	10.59%	52.71%	12.23%
Russell 3000® Value[1]	15.53%	8.79%	41.77%	9.98%

(Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 628-4077. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.)

The Fund posted a solid double-digit annual return, albeit lower than its benchmark. From our perspective, the Fund’s performance over the past year (and in many short-term periods throughout the past few years) has been driven mostly by whether our investment style has been in- or out-of-favor and less by the fundamental performance of our individual companies, which has been mostly in-line with what we’d expect. We are more concerned about the latter (how our companies are performing relative to our expectations) than the former (whether our investments are “popular” or not).

[1] The Russell 3000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 3000 Index companies, respectively, with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return).

As we’ve mentioned before, there are times the short-term investment winds will be favorable and times they will blow against us.

We will continue charting the best long-term course that we can, focusing on the long-term fundamentals of the businesses we invest in, striving to purchase our investments at opportune, undervalued prices, and waiting patiently for the market to eventually realize the value inherent in our stocks.

While we always strive to explain our understanding of the drivers of the Fund’s short-term performance, we remain focused on the long-term investment thesis of each of the Fund’s holdings, and we continue to believe that long-term results are the proper way to evaluate our performance, given our long-term investment philosophy and process.

We believe there’s still solid value in the Fund’s holdings today. As always, we remain focused on selecting individual stocks that we believe are undervalued and have strong long-term appreciation potential with acceptable downside risks.

This Feels Like Something We’ve Been Through Before
A few weeks ago, I visited our local cellular service store to purchase a replacement phone for my teenage daughter, when our friendly salesperson asked what I do for a living. When I told him, he proceeded to ask for my opinions about several of the most popular, well-known, “hot” stocks in the marketplace. He had apparently made money trading many of these stocks, and lamented to me how he’d missed some others that were even more popular and had more spectacular price runs. In the past few months, I’ve had similar interactions with a couple of other strangers, who have taken up stock trading as a pastime and who appeared to be drawn to the allure of quick profits and parabolic stock price charts. (Cryptocurrencies such as Bitcoin are also garnering much interest these days, thanks – in our opinion – to the massive price increases many of them have had in recent periods.)

While these are anecdotal experiences, I see certain similarities today to the boom period in the late 1990s when you could make a fortune on “you-name-it.com” stocks. I lived in Portland, Oregon at the time, an area known as the Silicon Forest. Many of my professional contemporaries at the time were forgoing salaries in favor of stock options with startup technology companies, and speculative trading in stocks abounded among friends and colleagues, many of whom had made millions (on paper at least). We sadly know how that ended for the many people who did not sell quickly enough.

When investing seems as easy as simply choosing companies that are in popular growth industries, are doing well, and have had strong recent stock price increases (these are often referred to as ‘momentum’ stocks, given their strong business and stock-price momentum), it can be a warning sign of speculative excess. Investing may be relatively simple – buy low and sell high – but it’s certainly not easy!

Many of these types of momentum stocks are found today in the technology/internet sector, just as they were back in the late 1990s. It’s hard to argue against them – they are, after all, performing very well and in many cases, these are truly transformational companies – but we believe investor expectations often run higher, and are more optimistic, than the realities that eventually face every company in a hyper-competitive world.

Value vs. Momentum
 Our value investment style at Clifford Capital (especially our buy discipline) is the antithesis of momentum investing. Most momentum investing is based primarily on continuation of short-term trends and how a stock’s price has been doing: strong price momentum stocks may be bought, and weak price momentum stocks may be shorted. A stock’s price momentum is the most important factor and its valuation is a secondary consideration.

Valuation is critical to us. Specifically, the relationship between price and value is central to our philosophy and process: we are looking for mispriced stocks where prices are significantly lower than a reasonable estimate of fair value. We typically buy stocks when they are temporarily downtrodden and have lower investor/trader expectations than what we believe – through our proprietary research and analysis – is reasonable. We also become concerned when price momentum becomes strong in our investment holdings and stock prices rise above what we believe they are worth, leading us to trim or sell.

In short, we are very sensitive to the relationship between price and value and generally believe that investment risk and prices move in opposite directions. Conversely, momentum investing is characterized by the expectation that strong stock price momentum will be sustained – strength begets strength, or ‘buy high and sell even higher’.

Our conviction and our investment discipline is based on the belief of buying low (when stocks trade at discounts to our estimates of fair value) and selling high (when those discounts are no longer present).

The Fund Resembles an Anti-Momentum Portfolio
We have always believed that one of the most difficult periods for the Fund to outperform its peers and its benchmark is when momentum stocks lead the stock market, given our price/value discipline. Conversely, we believe that when momentum stocks lose their luster, the Fund has a greater chance to shine.

We recently found an index that we think represents a good proxy for Momentum as an investment style: the MSCI USA Momentum Index (the “Momentum Index”). This index selects stocks from the large and mid-cap U.S. market (the MSCI USA Index), which have high price momentum. We also found an exchange traded fund (“ETF”) that mimics the Momentum Index, the iShares Edge MSCI USA Momentum ETF (the “Momentum ETF”) to look at security-level detail. At September 29, 2017, this ETF held 123 stocks. Below are a few observations:

1.	The Fund doesn’t have much momentum exposure. Its Russell 3000 Value benchmark and the overall market (as represented by the S&P 500) have a higher weighting of momentum stocks:

Comparison vs. Momentum ETF	# of Holdings	% Weighting

Clifford Capital Partners Fund	0/123	0.0%

Russell 3000 Value	64/123	64 stocks represent
47.9% of the ETF

S&P 500	92/123	92 stocks represent
93.0% of the ETF

While we don’t have specific data to show here, we’d argue that the Fund’s weighting in momentum stocks is also much lower compared to most of its peers, given that the Fund currently has a 0% weighting, and given that many of the holdings within the Momentum Index are widely-owned, popular stocks.

2.	The performance of momentum stocks has significantly differed from the Fund and its benchmark over the past 3 calendar years.

	01/31/2014			2017,
	to			through
Total Returns	12/31/2014	2015	2016	Sept. 30

Momentum Index	16.62%	9.30%	5.13%	27.55%
CLIFX	20.51%	-10.04%	35.69%	4.63%
CLFFX	20.42%	-10.22%	35.26%	4.43%
Russell 3000 Value	15.94%	-4.14%	18.38%	7.72%
S&P 500	16.99%	1.37%	11.95%	14.24%

Relative Returns

Momentum vs. CLIFX	-3.89%	19.34%	-30.56%	22.92%
Momentum vs. CLFFX	-3.80%	19.52%	-30.13%	23.12%
Momentum vs. Russell 3000 Value	0.68%	13.44%	-13.25%	19.83%
Momentum vs. S&P	-0.37%	7.93%	-6.82%	13.31%

As is obvious from the table above, the last 3 calendar years have been characterized by large swings in the performance results of the Momentum Index (and we’d argue momentum stocks in general). These 3 calendar years also correspond (not coincidentally, in our opinion) to the Fund’s large deviations – both positive and negative – from its benchmark and the overall market (as represented by the S&P 500). Given the Fund’s “anti-momentum” makeup and our value discipline, this result is not surprising.

Quite simply, when momentum is at its extremes in performance, we would expect the Fund to lag when momentum is strong, and outperform when momentum is weak.

3.	Momentum extremes over the past 20 years came in multi-year streaks and ended badly after momentum stocks significantly outperformed value stocks.

We reviewed the performance of the Momentum Index relative to the Russell 3000 Value over the last 20 years to see how often it deviated by more than a double-digit percentage. In addition to the most recent 3 calendar years, there were 7 other years where this happened as shown below. In total there were 6 years in the past 20 when Momentum outperformed the Russell 3000 Value by more than 10% and there were 4 years where the Russell 3000 Value returned the favor:

	Momentum Index vs. Russell 3000 Value
	(years where there was at least a 10% difference)

	1998	1999	2000	2001	2005	2006	2007

Momentum Index	48.98%	40.63%	-9.47%	-17.21%	19.31%	10.75%	17.80%
Russell 3000 Value Index, total return	13.16%	6.55%	8.40%	-4.34%	6.82%	22.32%	-1.05%
Momentum vs. Russell 3000 Value	35.82%	34.08%	-17.87%	-12.87%	12.49%	-11.57%	18.85%

While we won’t jump to any conclusions about where this current momentum-driven market is headed, as shown above, markets turned sour after the two previous times that the Momentum Index significantly outperformed the Russell 3000 Value (in 1999 and 2007).

In our opinion, we think that the conditions which lead to momentum stocks performing well (high expectations, investor excitement, strong gains, and a general apathy to valuation levels) often lead to overvalued stock prices, which are usually corrected at some point.

We believe the current strong performance of momentum stocks is a warning sign to investors, and we will remain selective and valuation-sensitive in today’s environment.

4.	We will remain disciplined and follow our long-term value philosophy.

We hope that the preceding discussion was educational and instructive in explaining what we believe is a key factor affecting the Fund’s performance over the past few years. While we believe the trend towards momentum stocks has affected our results, we won’t spend much time worrying about the short-term volatility that results from a “momentum-on, momentum-off” type of market. We firmly believe the best use of our time is seeking for, and investing in, undervalued opportunities that the markets provide.

We typically find a good investment opportunity when expectations are low and a company’s stock price has languished. Our job is to assess when expectations are unrealistically low and the odds are in our favor that we’re investing in an undervalued asset. We know it’s possible to buy companies that exceed even high expectations (the essence of momentum investing), but that’s not our expertise, and we believe over the long-term that a “value” investment style will prove to be more rewarding.

A key element of our investment philosophy is the preeminence of the price we pay for our stock investments. We think the most important factor in stock investing is simply the price of the stock relative to its actual value. This is the essence of a “value” investing strategy. There are other important factors, such as business quality and a company’s prospects, but we believe even the world’s best company could be a terrible investment if you pay too high a price, and it’s possible for even a dying business to be an excellent investment at the right price.

We also believe the bargain-hunting value investor has a sustainable long-term advantage because the pool of investors willing to move against the crowd and invest in out-of-favor stocks is smaller, given the psychological hurdles of such investing. (I have yet to experience the proverbial cell phone salesperson pitching me the latest undervalued and out-of-favor value stock!)

We continue to see a bifurcated market today with pockets of value in stocks with low expectations interspersed among highly-valued, popular momentum stocks with high expectations. At Clifford Capital, we simply strive to find and invest in the former, while avoiding (or selling) the latter.

It is critical that we remain focused on our disciplined investment process and have the patience to allow it to work over the long-term. Not all of our shareholders have benefited from our initial investment purchases (which we believe were done at attractive prices). So we recognize that you are also counting on our ability to make future purchases at bargain prices when they arise, sell/trim holdings when prospects aren’t as strong, and to wisely manage the sizing of the individual stocks in the portfolio to balance risks and opportunities.

We take this responsibility seriously, and we are committed to maintaining a disciplined long-term focus in managing the Fund.

Final Comments
Thank you for your investment in the Fund. We have high conviction in the Fund’s stocks and we are invested alongside you. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA
Principal and Portfolio Manager
Clifford Capital Partners, LLC

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling (800) 628-4077, or by going to the Clifford Capital Partners Funds website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

Risks of the Fund

The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing, including the financial risk of selecting individual companies that do not perform as anticipated. Over time, the stock markets tend to move in cycles. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

The Fund is a focused fund and is currently expected to hold stocks of between only 25 and 35 companies once fully invested. Focusing investments in a small number of companies may subject the Fund to greater share price volatility and therefore a greater risk of loss because a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Because the Fund invests primarily in value stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g., growth stocks), or that have a broader investment style.

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2017 and are subject to change at any time.

	Institutional Shares

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	9/30/17	01/31/14 to 09/30/17

Clifford Capital Partners Fund:	12.62%	12.48%
Russell 3000 Value® Index:	15.53%	9.99%

The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

Past performance is not predictive of future performance.

The Russell 3000 Value® Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

	Investor Shares

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	9/30/20	01/31/14 to 09/30/17

Clifford Capital Partners Fund:	12.30%	12.24%
Russell 3000 Value® Index:	15.53%	9.99%

The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Past performance is not predictive of future performance.

The Russell 3000 Value® Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

CLIFFORD CAPITAL PARTNERS FUND
SCHEDULE OF INVESTMENTS
September 30, 2017

		Fair
	Shares	Value

COMMON STOCKS - 83.23%

CONSUMER DISCRETIONARY - 10.88%
Abercrombie & Fitch Co.	22,578	$326,026
Build-A-Bear Workshop, Inc.*	28,490	260,684
Target Corp.	9,400	554,694
Urban Outfitters. Inc.*	12,520	299,228

		1,440,632

CONSUMER STAPLES - 2.86%
The Proctor & Gamble Co.	2,296	208,890
Wal-Mart Stores, Inc.	2,176	170,033

		378,923

ENERGY - 2.13%
Devon Energy Corp.	7,700	282,667

FINANCIALS - 19.86%
American Express Co.	6,400	578,944
CIT Group Inc.	10,855	532,438
Community Trust Bancorp, Inc.	7,635	355,028
CVB Financial Corp.	15,300	369,801
First Hawaiian, Inc.	13,500	408,915
Westamerica Bancorporation	6,447	383,854

		2,628,980

HEALTH CARE - 8.66%
Envision Healthcare Corp.*	4,400	197,780
Johnson & Johnson	2,109	274,191
Landauer, Inc.	4,100	275,930
Teva Pharmaceutical Industries Ltd.	22,600	397,760

		1,145,661

INDUSTRIALS - 15.91%
C. H. Robinson Worldwide, Inc.	3,808	289,789
The Dun & Bradstreet Corp.	4,440	516,860
Fastenal Co.	7,219	329,042
HNI Corp.	5,350	221,865
KLX Inc.*	6,633	351,085
Stericyle, Inc.*	5,552	397,634

		2,106,275

CLIFFORD CAPITAL PARTNERS FUND
SCHEDULE OF INVESTMENTS – continued
September 30, 2017

		Fair
	Shares	Value

INFORMATION TECHNOLOGY - 16.38%
Cisco Systems, Inc.	8,375	$281,651
Diebold Nixdorf, Inc.	10,818	247,191
Dolby Laboratories Inc. - Class A	6,945	399,476
eBay Inc.*	12,991	499,634
EVERTEC, Inc.	11,800	187,030
International Business Machines Corp.	2,067	299,880
Mastercard Inc. - Class A	1,800	254,160

		2,169,022

MATERIALS - 3.38%
Compass Minerals International, Inc.	6,901	447,875

UTILITIES - 3.17%
Exelon Corp.	11,138	419,569

TOTAL COMMON STOCKS - 83.23%
(Cost: $9,900,681)		11,019,604

MONEY MARKET FUND - 16.95%
Federated Institutional Prime Obligations Fund Institutional Class 1.19%**	2,243,692	2,244,365

(Cost: $2,244,223)

TOTAL INVESTMENTS - 100.18%
(Cost: $12,144,904)		13,263,969
Liabilities in excess of other assets -(0.18%)		(23,693)

NET ASSETS - 100.00%		$13,240,276

*Non-Income producing.
** Effective 7 day yield as of September 30, 2017.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investments at fair value (identified cost of $12,144,904) (Note 1)	$13,263,969
Receivable for capital stock sold	75
Dividends and interest receivable	5,473

TOTAL ASSETS	13,269,517

LIABILITIES
Accrued investment management fees	29,073
Accrued 12b-1 fees	168

TOTAL LIABILITIES	29,241

NET ASSETS	$13,240,276

Net Assets Consist of:
Paid-in-capital applicable to 901,650 no par value shares of
beneficial interest outstanding, unlimited shares authorized	$11,642,068
Accumulated undistributed net investment income (loss)	79,661
Accumulated net realized gain (loss) on investments	399,482
Net unrealized appreciation (depreciation) of investments	1,119,065

Net Assets	$13,240,276

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Class Shares:
Net Assets	$12,888,631
Shares Outstanding	877,620
Net Asset Value	$14.69

Investor Class Shares:
Net Assets	$351,645
Shares Outstanding	24,030
Net Asset Value	$14.63

REDEMPTION PRICE PER SHARE INCLUDING REDEMPTION FEE OF 2%	$14.34

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENT OF OPERATIONS
Year ended September 30, 2017

INVESTMENT INCOME
Dividends	$180,254
Interest	15,504

Total investment income	195,758

EXPENSES
Investment management fees (Note 2)	100,006
12B-1 and servicing fees Investor Class (Note 2)	627

Total expenses	100,633

Net investment income (loss)	95,125

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	679,894
Net increase (decrease) in unrealized appreciation (depreciation) of investments	363,273

Net realized and unrealized gain (loss) on investments	1,043,167

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,138,292

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS

		Period
	Year ended	January 1, 2016 to	Year ended
	September 30,	September 30,	December 31,
	2017	2016(1)	2015

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$95,125	$21,435	$46,309
Net realized gain (loss) on investments	679,894	(45,105)	(234,167)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	363,273	864,181	(307,546)

Increase (decrease) in net assets from operations	1,138,292	840,511	(495,404)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Institutional Class	(44,946)	–	(35,445)
Investor Class	(1,308)	–	(1,510)
Net realized gain
Institutional Class	–	–	(34,257)
Investor Class	–	–	(1,388)

Decrease in net assets from distributions	(46,254)	–	(72,600)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Institutional Class	11,560,667	911,369	2,011,419
Investor Class	96,465	104,538	75,031
Distributions reinvested
Institutional Class	44,946	–	69,702
Investor Class	1,308	–	2,898
Shares redeemed
Institutional Class	(4,250,602)	(271,318)	(1,398,581)
Investor Class	(45,129)	–	(94,541)

Increase (decrease) in net assets from capital stock transactions	7,407,655	744,589	665,928

NET ASSETS
Increase (decrease) during period	8,499,693	1,585,100	97,924
Beginning of period	4,740,583	3,155,483	3,057,559

End of period *	$13,240,276	$4,740,583	$3,155,483

* Includes accumulated undistributed net investment income (loss) of:	$79,661	$30,790	$9,355

(1)On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class

		Period		Period
		January 1,		January 31,
	Year ended	2016 to	Year ended	2014*** to
	September 30,	September 30,	December 31,	December 31,
	2017	2016(2)	2015	2014

Net asset value, beginning of period	$13.11	$10.40	$11.83	$10.00

Investment activities
Net investment income (loss)(1)	0.12	0.07	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.53	2.64	(1.33)	1.92

Total from investment activities	1.65	2.71	(1.19)	2.05

Distributions
Net investment income	(0.07)	–	(0.12)	(0.09)
Net realized gain	–	–	(0.12)	(0.13)

Total distributions	(0.07)	–	(0.24)	(0.22)

Net asset value, end of period	$14.69	$13.11	$10.40	$11.83

Total Return	12.62%	26.06% **	(10.04% )	20.51% **

Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	0.90%	0.90% *	0.90%	0.90% *
Net investment income (loss)	0.86%	0.81% *	1.20%	1.30% *
Portfolio turnover rate	34.07%	24.41% **	54.61%	31.91% **
Net assets, end of period (000’s)	$12,889	$4,477	$3,033	$2,894

* Annualized
** Not annualized
*** Commencement of operations
(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Investor Class

		Period		Period
		January 1,		January 31,
	Year ended	2016 to	Year ended	2014*** to
	September 30,	September 30,	December 31,	December 31,
	2017	2016(2)	2015	2014

Net asset value, beginning of period	$13.08	$10.40	$11.86	$10.00

Investment activities
Net investment income (loss)(1)	0.09	0.05	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.52	2.63	(1.32)	1.91

Total from investment activities	1.61	2.68	(1.21)	2.04

Distributions
Net investment income	(0.06)	–	(0.13)	(0.05)
Net realized gain	–	–	(0.12)	(0.13)

Total distributions	(0.06)	–	(0.25)	(0.18)

Net asset value, end of period	$14.63	$13.08	$10.40	$11.86

Total Return	12.30%	25.77% **	(10.22% )	20.42% **

Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.10%	1.10% *	1.10%	1.10% *
Net investment income (loss)	0.66%	0.61% *	0.98%	1.19% *
Portfolio turnover rate	34.07%	24.41% **	54.61%	31.91% **
Net assets, end of period (000’s)	$352	$264	$123	$164

* Annualized
** Not annualized
*** Commencement of operations
(1)Per share amounts calculated using the average number of shares outstanding throughout the period.
(2)On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Clifford Capital Partners Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended. The Fund is a diversified open-end management company and was established in January, 2014 as a series of another registered investment company (the “predecessor trust”). On February 6, 2016, the Fund was reorganized from a series of the predecessor trust into the Trust.

On February 18, 2016 the Board of Trustees (the “Board”) of the Trust approved that the fiscal year end be changed to September 30.

The objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may differ from the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks	$11,019,604	$–	$–	$11,019,604
Money Market Fund	2,244,365	–	–	2,244,365

	$13,263,969	$–	$–	$13,263,969

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

There were no transfers into or out of any levels during the year ended September 30, 2017. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the year ended September 30, 2017.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense when incurred.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended September 30, 2017, there were no such reclassifications.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class based on relative net assets on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Investor Class shares include a redemption fee of 2% on the proceeds of Investor Class shares redeemed within 60 days of purchase. Institutional Class shares are not subject to a redemption fee.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement, Clifford Capital Partners, LLC, (the “Adviser”), at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund. For the year ended September 30, 2017, management fees earned amounted to $100,006, of which $29,073 was owed to the Adviser as of September 30, 2017.

The Fund has adopted a Shareholder Services Plan (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Fund may compensate Financial Intermediaries that provide services for shareholders of the Fund. The Plan provides that the Fund will pay the annual rate of up to 0.20% of the average daily net assets of the Fund’s Investor Class Shares for activities relating to these services. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities of the Fund. For the year ended September 30, 2017, the following fees were incurred:

Class	Type of Plan	Fees Incurred

Investor Class	12b-1	$627

Certain officers of the Trust are also officers of Commonwealth Fund Services, Inc. (“CFS”). Additionally, John H. Lively of the Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

NOTE 3 - INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2017, were as follows:

Purchases	Sales
$8,674,672	$3,140,270

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2017, the period January 1, 2016 through September 30, 2016 and the year ended December 31, 2015 was as follows:

	Year ended	Period
	September 30,	January 1, 2016 to	Year ended
	2017	September 30, 2016	December 31, 2015

Distributions paid from:
Ordinary income	$46,254	$ –	$72,600

As of September 30, 2017, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Year ended
September 30, 2017

Accumulated net investment income (loss)	$ 245,499
Accumulated net realized gain (loss)	267,258
Net unrealized appreciation (depreciation) on investments	1,085,451

$1,598,208

During the year ended September 30, 2017, the Fund utilized $8,001 of capital loss carryforward.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS – continued
September 30, 2017

As of September 30, 2017, the cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

	Gross	Gross	Total Unrealized
	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)

$12,178,518	1,595,132	(509,681)	$1,085,451

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Capital stock transactions were:

Year ended September 30, 2017

	Institutional Class	Investor Class

Shares sold	833,934	6,984
Shares reinvested	3,154	92
Shares redeemed	(300,959)	(3,208)

Net increase (decrease)	536,129	3,868

Period January 1, 2016 to September 30, 2016

	Institutional Class	Investor Class
Shares sold	76,018	8,345
Shares reinvested	–	–
Shares redeemed	(26,010)	–

Net increase (decrease)	50,008	8,345

Year ended December 31, 2015

	Institutional Class	Investor Class
Shares sold	170,900	6,485
Shares reinvested	6,625	276
Shares redeemed	(130,576)	(8,762)

Net increase (decrease)	46,949	(2,001)

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued and has noted no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Clifford Capital Partners Fund and
Board of Trustees of World Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clifford Capital Partners Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the three periods in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clifford Capital Partners Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the three periods in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 22, 2017

SUPPLEMENTAL INFORMATION
WORLD FUNDS TRUST (The “Trust”) (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES
NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (62) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	51	None
Mary Lou H. Ivey (59) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	51	None
Theo H. Pitt, Jr. (81) Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	51	Independent Trustee of Gardner Lewis Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

OFFICERS WHO ARE NOT TRUSTEES
NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David Bogaert (54) President and Principal Executive Officer	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Karen M. Shupe (53) Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
Ann T. MacDonald (62) Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.	N/A	N/A
John H. Lively (48) Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present:	N/A	N/A
Holly B. Giangiulio (54) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Julian G. Winters (48) Chief Compliance Officer	Indefinite, Since August 2013.	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AGREEMENT RENEWAL

At a meeting held on August 15-16, 2017, the Board reviewed and discussed the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Clifford Capital Partners, LLC (“Clifford”) in regard to the Clifford Fund. Legal Counsel (“Counsel”) noted that the Investment Company Act of 1940, as amended (the “1940 Act”) requires the approval of the investment advisory agreement between the Trust and its service providers by a majority of the Independent Trustees. The Board reflected on its discussions regarding the Advisory Agreement and the manner in which the Clifford Fund was managed with representatives from Clifford at the Meeting.

Counsel referred the Board to the Meeting Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the renewal of the Advisory Agreement, a letter from Counsel to Clifford and Clifford’s responses to that letter, a copy of Clifford’s financial information including a letter of commitment by Clifford’s principals, a fee comparison analysis for the Clifford Fund and comparable mutual funds, and the Advisory Agreement. Counsel

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by Clifford; (ii) the investment performance of the Clifford Fund; (iii) the costs of the services to be provided and profits to be realized by Clifford from the relationship with the Clifford Fund; (iv) the extent to which economies of scale would be realized if the Clifford Fund grew and whether advisory fee levels reflect those economies of scale for the benefit of the Clifford Fund’s investors; and (v) Clifford’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in Clifford’s presentation earlier in the Meeting such as information regarding the manner in which the Clifford Fund was managed. The Board requested and/or was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Clifford Fund and its shareholders; (ii) quarterly assessments of the investment performance of the Clifford Fund; (iii) commentary on the reasons for the performance; (iv) presentations by Clifford management addressing the investment philosophy, investment strategy, personnel and operations utilized in managing the Clifford Fund; (v) compliance reports concerning the Clifford Fund and Clifford; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Clifford; and (vii) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Clifford, including financial information, a description of personnel and the services provided to the Clifford Fund, information on investment advice, performance, summaries of expenses for the Clifford Fund, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Clifford Fund; (iii) the anticipated effect of size on the Clifford Fund’s performance and expenses; and (iv) benefits to be realized by Clifford from its relationship with the Clifford Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the continuation of the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the continuation of the Advisory Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by Clifford.

In this regard, the Board considered the responsibilities of Clifford under the Advisory Agreement. The Board reviewed the services provided by Clifford to the Clifford Fund including, without limitation, the process for formulating investment recommendations and assuring compliance with the Clifford Fund’s investment objectives and limitations; the coordination of

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

services for the Clifford Fund among the service providers, and the efforts of Clifford to promote the Clifford Fund and grow assets. The Board considered: Clifford’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies and procedures. The Board also considered the financial support that would be provided by the principals of Clifford. After reviewing the foregoing and further information from Clifford, the Board concluded that the quality, extent, and nature of the services to be provided by Clifford was satisfactory and adequate for the Clifford Fund.

Investment Performance of the Clifford Fund and Clifford.

The Trustees compared the performance of the Clifford Fund for various periods ending June 30, 2017 with the performance of the Clifford Fund’s benchmark – the Russell 3000® Value Index. The Trustees also considered the performance of the Clifford Fund relative to a peer groups and category identified by Morningstar, Inc. In considering the foregoing, the Trustees reviewed an analytical report prepared by Morningstar, Inc. The Trustees also considered a variety of other metrics relating to performance within the analytical report prepared by Morningstar, Inc. The Trustees also considered specific performance information prepared by Clifford, including information relating to the performance of the Clifford Fund relative to separately managed accounts (each a “Composite”) managed by Clifford with investment strategies that are substantially similar to those utilized by the Clifford Fund. The Trustees generally considered information that was as of June 30, 2017 although they took into consideration other performance information that had been provided to them since the previous approvals of the Advisory Agreement. With respect to the Clifford Fund, the Board noted that Clifford Fund significantly outperformed its benchmark index for the 1-year and 3-year periods. The Trustees noted that the Clifford Fund performed above the median for its peer group and category for the 1-year and 3-year periods. The Board considered other summary performance information related to the category and peer group vis-à-vis the Clifford Fund, including percentile rankings. The Board considered the foregoing comparative data in light of the investment strategies and objective of the Clifford Fund, and determined that deviations from benchmark performance and category and peer medians was to be expected for an actively managed mutual fund. The Trustees determined that the performance of the Clifford Fund relative to the benchmark and category and peer group was satisfactory. The Trustees also noted that the performance of the Clifford Fund was very comparable to the Composite and the Board considered the reasons for differences in results of the Clifford Fund versus the Composite, which it deemed reasonable. The Board concluded, based on the foregoing, that the performance of the Clifford Fund was satisfactory.

The costs of services to be provided and profits to be realized by Clifford from the relationship with the Clifford Fund.

In this regard, the Board considered: the financial condition of Clifford and the level of commitment to the Clifford Fund by Clifford’s principals, including a letter of support from the firm’s principals; and the expenses of the Clifford Fund, including the nature and frequency of advisory fee payments. The Board also considered potential benefits for Clifford in managing the Clifford Fund. The Board compared the fees and expenses of the Clifford Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to Clifford under the Advisory Agreement was on the high side of its peers in its Morningstar Category but that the advisory fee

SUPPLEMENTAL INFORMATION – continued
WORLD FUNDS TRUST (The “Trust”) (unaudited)

for the Clifford Fund also reflected the obligation of Clifford to assume most of the operational expenses for the Clifford Fund. The Board noted that when it compared the advisory fee to the net expense ratio of funds in the Category and the relevant peer group, the fee was comparable to the Category median and less than the peer group median. The Board determined that the advisory fees were within an acceptable range in light of the services to be rendered by Clifford. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Clifford were fair and reasonable.

The extent to which economies of scale would be realized as the Clifford Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Clifford Fund’s investors.

In this regard, the Board considered the Clifford Fund’s fee arrangements with Clifford. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that Clifford was obligated to pay certain of the Clifford Fund’s operating expenses which had the effect of limiting the overall fees paid by the Clifford Fund, which had a similar effect to breakpoints in that it would keep the Clifford Fund’s overall expenses effectively capped. Following further discussion of the Clifford Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Clifford Fund’s fee arrangement with Clifford was fair and reasonable in relation to the nature and quality of the services to be provided by Clifford.

Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Clifford Fund; the basis of decisions to buy or sell securities for the Clifford Fund; the method for bunching of portfolio securities transactions; the substance and administration of Clifford’s Code of Ethics and other relevant policies described in Clifford’s Form ADV. The Board also considered other benefits to Clifford that could be derived from managing the Clifford Fund and noted the ability of Clifford to place small accounts in the Clifford Fund, and the appeal that a mutual fund versus separate account management may have to certain distribution channels. It was noted that Clifford does not engage in soft dollars or commission recapture programs. Following further consideration and discussion, the Board indicated that Clifford’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by Clifford from managing the Clifford Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board members, the Board determined that the compensation payable under the Advisory Agreement, was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement for another one-year period.

CLIFFORD CAPITAL PARTNERS FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2017, and held for the six months ended September 30, 2017.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CLIFFORD CAPITAL PARTNERS FUND – continued
FUND EXPENSES (unaudited)

	Beginning Account Value 4/1/17	Ending Account Value 9/30/17	Annualized Expense Ratio	Expenses Paid During Period* Ended 9/30/17
Institutional Class Actual	$1,000	$1,035.97	0.90%	$4.58
Institutional Class Hypothetical**	$1,000	$1,020.50	0.90%	$4.55
Investor Class Actual	$1,000	$1,033.92	1.10%	$5.59
Investor Class Hypothetical**	$1,000	$1,019.50	1.10%	$5.55

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent period divided by 365 days in the current year.

** 5% return before expenses

Investment Adviser:
Clifford Capital Partners, LLC
40 Shuman Boulevard, Suite 250
Naperville, Illinois 60563

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Administrator and Fund Accounting:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law Group™
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:
For 24 hours, 7 days a week price information, and for information on any series of The World Funds Trust investment plans, and other shareholder services, call Commonwealth Fund Services, Inc. Toll Free at (800) 673-0550.

ITEM 2.                    CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.                    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.                    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2017 and $15,000 for 2016.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2017 and $2,500 for 2016.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2017 and $0 for 2016.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Clifford Capital Partners Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)            NA

(c)            0%

(d)            NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                    SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                    PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                    EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ David A. Bogaert

David A. Bogaert
Principal Executive Officer

Date: December 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ David A. Bogaert

David A. Bogaert
Principal Executive Officer

Date: December 4, 2017

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Principal Financial Officer

Date: December 4, 2017

* Print the name and title of each signing officer under his or her signature.